SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)           JUNE 15, 2001
                                                 -------------------------------


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                       INTERNATIONAL FAST FOOD CORPORATION
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
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                 (State or other jurisdiction of incorporation)



         001-11386                                       65-0302338
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  (Commission File Number)                    (IRS Employer Identification No.)


                          1000 LINCOLN ROAD, SUITE 200
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                           MIAMI BEACH, FLORIDA 33139
          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code        (305) 531-5800
                                                   -----------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 5.           OTHER.

         International Fast Food Corporation (the "Company") today reported that it has elected not to make an interest payment due and payable as of June 15, 2001 with respect to its 9% Subordinated Convertible Debentures due December 15, 2007 ("9% Notes"). Under the Indenture for the 9% Notes, there is a 10-day grace period (which elapses on June 25, 2001) prior to the Company's non-payment of interest becoming an "Event of Default" under the Indenture dated as of December 16, 1992 between the Company and Continental Stock Transfer & Trust Company, as Trustee (the "Indenture"). If an Event of Default occurs and is continuing, then the Trustee or the holders of not less than 25% in principal amount of the outstanding 9% Notes under the Indenture may declare the principal of all of the outstanding 9% Notes to be due and payable. The Company has currently $2,756,000 principal amount of outstanding 9% Notes under the Indenture.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         Not Applicable.

(b)      Pro Forma Financial Information.

         Not Applicable.

(c)      Exhibits

         None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          INTERNATIONAL FAST FOOD
                                          CORPORATION



Dated:  June 22, 2001                     By: /S/ MITCHELL RUBINSON
                                            ------------------------------------
                                             Mitchell Rubinson
                                             Chairman of the Board, President
                                             and Chief Executive Officer